UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2010

GLOBAL EARTH ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

0-31343 (Commission File Number)	36-4567500 (IRS Employer Identification No.)
1213 Culbreth Drive, Wilmington, North Carolina (principal executive offices)	28405 (Zip Code)

(910) 616-0077
(Registrant’s telephone number, including area code)

_____________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.02.

Termination of a Material Definitive Agreement.

On December 2, 2010, the Registrant, RCI Solar, Inc., and Melvin K. Dick rescinded that certain Plan and Agreement of Triangular Merger Between Global Earth Energy, Inc., Global Earth Energy Acquisition Company and 688239 B.C. Ltd. effective on May 10, 2010.  Although the agreement was dated November 15, 2010, it was not executed by the parties until December 2, 2010.

The Plan of Merger

On May 10, 2010, Global Earth Energy, Inc., a Nevada corporation (“Global Earth” or the “registrant”), Global Earth Energy Acquisition Company, a Wyoming corporation (the “Subsidiary”), 688239 B.C. Ltd., a British Columbia corporation (“688239 B.C.”), and Melvin K. Dick (the “688239 B.C. Stockholder”) executed and closed a Plan and Agreement of Triangular Merger (the “Plan of Merger”), whereby 688239 B.C. merged into the Subsidiary, a wholly-owned subsidiary of the registrant (the “Merger”).  As a result of the Merger, the 688239 B.C. Stockholder received shares of the common stock of the registrant, par value $0.10 per share (the “Global Earth Common Stock”) in exchange for all of his shares of the common stock of 688239 B.C., without par value per share (the “688239 B.C. Common Stock”).  The basic terms of the Plan of Merger were as follows:

Plan Adopted.  A plan of merger whereby 688239 B.C. merges with and into the Subsidiary (this “Plan of Merger”), pursuant to the provisions of laws of the Province of British Columbia and the State of Wyoming and Section 368(a)(2)(D) of the Internal Revenue Code of 1986, as amended, was adopted as follows:

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688239 B.C. was merged with and into the Subsidiary, to exist and be governed by the laws of the State of Wyoming.

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The Subsidiary was the surviving corporation (the “Surviving Corporation”) and its name was changed to RCI Solar, Inc.  The Surviving Corporation continued to be a wholly-owned subsidiary of Global Earth.

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When this Plan of Merger became effective, the separate existence of 688239 B.C. ceased and the Surviving Corporation succeeded, without other transfer, to all the rights and properties of 688239 B.C. and was subject to all the debts and liabilities of such corporation in the same manner as if the Surviving Corporation had itself incurred them.  All rights of creditors and all liens upon the property of each constituent entity was preserved unimpaired, limited in lien to the property affected by such liens immediately prior to the Merger.

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The Surviving Corporation was responsible for the payment of all fees and franchise taxes of the constituent entities payable to the State of Wyoming and the Province of British Columbia, if any.

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The Surviving Corporation carried on business with the assets of 688239 B.C., as well as the assets of the Subsidiary.

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The Surviving Corporation was responsible for the payment of the fair value of shares, if any, required under the laws of the Province of British Columbia.

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The 688239 B.C. Stockholder surrendered all of his shares of the 688239 B.C. Common Stock in the manner set forth in the Plan of Merger.

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In exchange for the shares of the 688239 B.C. Common Stock surrendered by the 688239 B.C. Stockholder, Global Earth issued and transferred to him 65,000,000 shares of the Global Earth Common Stock.

Rescission of the Plan of Merger

Some of the pertinent provisions of the Rescission of Plan and Agreement of Triangular Merger Between Global Earth Energy, Inc. and RCI Solar, Inc. were as follows:

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Rescission of the Plan of Merger.  Due to the difficulties of completing an audit of the Subsidiary, the parties to the Plan of Merger desire to rescind the Plan of Merger (the “Rescission”).  As a result of the Rescission, Global Earth has transferred to Melvin Dick all of Global Earth’s interest in the 5,000 shares of the Class A Common Stock of 688239 B.C. which Melvin Dick previously agreed to deliver to Global Earth.  Melvin Dick shall be permitted to retain the 65,000,000 shares of the Global Earth Common Stock which he received in connection with the Plan of Merger.

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Rescission of the Merger.  As a result of the Rescission of the Plan of Merger, the Merger and the Plan of Merger are hereby rescinded and shall be of no further force or effect from the date hereof.

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Melvin Dick Settlement.  As a result of the mutual covenants and considerations contained herein, Melvin Dick, individually and for his assigns, predecessors, successors, joint venturers, heirs, executors, administrators, personal representatives, and trustees, and any other person at interest therewith, does hereby agree to retain the 65,000,000 shares of the Global Earth Common Stock and acknowledges the receipt of the 5,000 shares of the Class A Common Stock of 688239 B.C. which Melvin Dick previously agreed to deliver to Global Earth in full and final payment of all sums owing to Melvin Dick by Global Earth in connection with the Merger and the Plan of Merger.

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Global Earth Settlement.  As a result of the mutual covenants and considerations contained herein, in full and final payment of all sums owing by Melvin Dick to Global Earth in connection with the Merger and the Plan of Merger, Global Earth, individually and for its assigns, predecessors, successors, joint venturers, personal representatives, stockholders, officers, directors, employees, underwriters, attorneys, and trustees, and any other person at interest therewith, does hereby agree to allow Melvin Dick to retain the 65,000,000 shares of the Global Earth Common Stock previously delivered to him and to relinquish any claim to the 5,000 shares of the Class A Common Stock of 688239 B.C. which Melvin Dick previously agreed to deliver to Global Earth.

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Release of Global Earth.  Melvin Dick, without any further action, shall be deemed to have released and forever discharged Global Earth, its assigns, predecessors, successors, joint venturers, personal representatives, stockholders, officers, directors, employees, underwriters, attorneys, and trustees, and any other person at interest therewith, from and against any and all claims, demands, debts, interest, expenses, dues, liens, liabilities, causes of action including court costs or attorneys’ fees, or any other form of compensation, he may now own or hereafter acquire against Global Earth, whether statutory, in contract, in tort, either at law or in equity, including quantum meruit, as well as any other kind or character of action on account of, growing out of, relating to or concerning, whether directly or indirectly, the Merger and the Plan of Merger, any other instrument, agreement or transaction, whether written or oral, in connection with the Merger and the Plan of Merger, or any other transaction or occurrence of any nature whatsoever occurring before the execution of this Agreement.

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Acknowledgment by Melvin Dick.  Melvin Dick acknowledges and agrees that the release and discharge set forth above is a general release.  Melvin Dick further agrees that he has accepted the 65,000,000 shares of the Global Earth Common Stock as a complete compromise of matters involving disputed issues of law and fact.  Melvin Dick further acknowledges that the general release set forth hereinabove has been given voluntarily, based solely upon the judgment of Melvin Dick formed after consultation with his attorney, and is not based upon any representations or statements of any kind or nature whatsoever made by or on behalf of Global Earth as to the liability, if any, of Global Earth, or the value of the Merger and the Plan of Merger or any other matter relating thereto.  Additionally, Melvin Dick expressly states and acknowledges that no promise, agreement, or representation, other than those expressed herein, have been made by Global Earth to Melvin Dick or his attorney in order to induce the execution of this Agreement.

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Release of Melvin Dick.  Global Earth, without any further action, shall be deemed to have released and forever discharged Melvin Dick, individually, and his assigns, predecessors, successors, joint venturers, heirs, executors, administrators, personal representatives, and trustees, and any other person at interest therewith, from and against any and all claims, demands, debts, interest, expenses, dues, liens, liabilities, causes of action including court costs or attorneys’ fees, or any other form of compensation, it may now own or hereafter acquire against Melvin Dick, whether statutory, in contract, in tort, either at law or in equity, including quantum meruit, as well as any other kind or character of action on account of, growing out of, relating to or concerning, whether directly or indirectly, the Merger and the Plan of Merger, any other instrument, agreement or transaction, whether written or oral, in connection with the Merger and the Plan of Merger, or any other transaction or occurrence of any nature whatsoever occurring before the execution of this Agreement.

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Acknowledgment by Global Earth.  Global Earth acknowledges and agrees that the release and discharge set forth above is a general release.  Global Earth further agrees that it has issued the 65,000,000 shares of the Global Earth Common Stock as a complete compromise of matters involving disputed issues of law and fact.  Global Earth further acknowledges that the general release set forth hereinabove has been given voluntarily, based solely upon the judgment of Global Earth formed after consultation with is attorney, and is not based upon any representations or statements of any kind or nature whatsoever made by or on behalf of Melvin Dick as to the liability, if any, of Melvin Dick, or the value of the Merger and the Plan of Merger or any other matter relating thereto.  Additionally, Global Earth expressly states and acknowledges that no promise, agreement, or representation, other than those expressed herein, have been made by Melvin Dick to Global Earth or its attorney in order to induce the execution of this Agreement.

A copy of the Rescission of Plan and Agreement of Triangular Merger Between Global Earth Energy, Inc. and RCI Solar, Inc. is attached to this Current Report as an exhibit.

Item 9.01.

Financial Statements and Exhibits.

(a)

Financial Statements of Business Acquired.  Not applicable.

(b)

Pro forma financial information.  Not applicable.

(c)

Shell company transaction.  Not applicable.

(d)

Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Identification of Exhibits
10.1

Rescission of Plan and Agreement of Triangular Merger Between Global Earth Energy, Inc. and RCI Solar, Inc., executed on December 2 2010, between Global Earth Energy, Inc., RCI Solar, Inc., and Melvin K. Dick.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 3, 2010.	GLOBAL EARTH ENERGY, INC.

By /s/ Sydney A. Harland
Sydney A. Harland, Chief Executive Officer

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